PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

Supplement dated February 10, 2022,
to
Prospectuses dated May 1, 2021, for VUL Protector® Contracts

This supplement should be read and retained with the current prospectus for your variable life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

The AST T. Rowe Price Asset Allocation Portfolio (“the Fund”) has a new subadvisory agreement. The row for this Fund in the appendix is hereby deleted and replaced with the following.

Investment Objective	Fund, Investment Manager(s), and Subadviser(s)	Current Expenses	Average Annual Total Returns As Of 12/31/2020
			1 year	5 year	10 year
Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	Fund: AST T. Rowe Price Asset Allocation Portfolio Investment Manager(s): PGIM Investments LLC; AST Investment Services, Inc. Subadviser(s): T. Rowe Price Associates, Inc.; T. Rowe Price International Ltd.	0.89%	12.53%	9.83%	8.63%

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP161
VULP